Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	Fourteen weeks ended			Thirteen weeks ended		Fifty-three weeks ended		Fifty-two weeks ended
	February 3, 2007			January 28, 2006		February 3, 2007		January 28, 2006
	Amount	% Sales		Amount	% Sales	Amount	% Sales	Amount	% Sales

Merchandise Sales	$483,267	82.4		$457,596	83.1	$1,876,290	82.6	$1,854,408	82.9
Service Revenue	102,879	17.6		92,885	16.9	395,871	17.4	383,621	17.1
Total Revenues	586,146	100.0		550,481	100.0	2,272,161	100.0	2,238,029	100.0
Costs of Merchandise Sales	340,889	70.5		346,439	75.7	1,336,336	71.2	1,377,552	74.3
Costs of Service Revenue	95,174	92.5		93,630	100.8	364,069	92.0	353,210	92.1
Total Costs of Revenues	436,063	74.4		440,069	79.9	1,700,405	74.8	1,730,762	77.3
Gross Profit from Merchandise Sales	142,378	29.5		111,157	24.3	539,954	28.8	476,856	74.4
Gross Profit from Service Revenue	7,705	7.5		(745)	(0.8)	31,802	8.0	30,411	7.9
Total Gross Profit	150,083	25.6		110,412	20.1	571,756	25.2	507,267	22.7
Selling, General and Administrative Expenses	141,011	24.1		127,951	23.2	551,031	24.3	523,318	23.4
Net Gain from Sales of Assets	9,068	1.5		1,849	0.3	15,297	0.7	4,826	0.2
Operating Profit (Loss)	18,140	3.1		(15,690)	(2.9)	36,022	1.6	(11,225)	(0.5)
Non-operating Income	1,729	0.3		1,150	0.2	7,023	0.3	3,897	0.2
Interest Expense	11,456	2.0		21,686	3.9	49,342	2.2	49,040	2.2
Earnings (Loss) From Continuing Operations Before Income Taxes and Cumulative Effect of Change in Accounting Principle	8,413	1.4		(36,226)	(6.6)	(6,297)	(0.3)	(56,368)	(2.5)
Income Tax Expense (Benefit)	303	3.6	(1)	(13,357)	36.9 (1)	(4,297)	68.2 (1)	(20,569)	36.5 (1)
Net Earnings (Loss) From Continuing Operations Before Cumulative
Effect of Change in Accounting Principle	8,110	1.4		(22,869)	(4.2)	(2,000)	(0.1)	(35,799)	(1.6)

Discontinued Operations, Net of Tax	(400)	(0.1)		289	0.1	(738)	—	292	—
Cumulative Effect of Change in Accounting Principle, Net of Tax	6	—		(2,021)	(0.4)	189	—	(2,021)	(0.1)
Net Earnings (Loss)	7,716	1.3		(24,601)	(4.5)	(2,549)	(0.1)	(37,528)	(1.7)
Retained Earnings, beginning of period	460,013			510,532		481,926		536,780
Cash Dividends	(3,550)			(3,702)		(14,757)		(14,686)
Effect of Stock Options	(372)			(289)		(657)		(2,520)
Dividend Reinvestment Plan	(10)			(14)		(166)		(120)
Retained Earnings, end of period	$463,797			$481,926		$463,797		$481,926

Basic Earnings (Loss) per Share:
Basic Weighted Average Shares Outstanding	54,274			54,180		54,266		54,794
Net Earnings (Loss) From Continuing Operations Before Cumulative
Effect of Change in Accounting Principle	$0.15			$(0.42)		$(0.04)		$(0.65)
Discontinued Operations, Net of Tax	(0.01)			—		(0.01)		—
Cumulative Effect of Change in Accounting Principle,
Net of Tax	—			(0.04)		—		(0.04)
Basic Earnings (Loss) per Share	$0.14			$(0.46)		$(0.05)		$(0.69)

Diluted Earnings (Loss) per Share:
Diluted Weighted Average Shares Outstanding	54,595			54,180		54,266		54,794
Net Earnings (Loss) From Continuing Operations Before Cumulative
Effect of Change in Accounting Principle	$0.15			$(0.42)		$(0.04)		$(0.65)
Discontinued Operations, Net of Tax	(0.01)			—		(0.01)		—
Cumulative Effect of Change in Accounting Principle,
Net of Tax	—			(0.04)		—		(0.04)
Diluted Earnings (Loss) per Share	$0.14			$(0.46)		$(0.05)		$(0.69)

Cash Dividends per Share	$0.0675			$0.0675		$0.2700		$0.2700

(1)                As a percentage of earnings (loss) from continuing operations before income taxes and cumulative effect of change in accounting principle.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	February 3, 2007	January 28, 2006

Assets
Current Assets:
Cash and cash equivalents	$21,884	$48,281
Accounts receivable, net	29,582	36,434
Merchandise inventories	607,042	616,292
Prepaid expenses	39,264	40,952
Other	70,368	85,446
Assets held for disposal	—	652
Total Current Assets	768,140	828,057
Property and Equipment — at cost:
Land	251,705	257,802
Buildings and improvements	929,225	916,580
Furniture, fixtures and equipment	684,042	671,189
Construction in progress	3,464	15,858
	1,868,436	1,861,429
Less accumulated depreciation and amortization	962,189	914,040
Property and Equipment — net	906,247	947,389
Other	92,812	46,307
Total Assets	$1,767,199	$1,821,753

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$265,489	$261,940
Trade payable program liability	13,990	11,156
Accrued expenses	292,280	290,761
Deferred income taxes	28,931	15,417
Current maturities of long-term debt and obligations under capital leases	3,490	1,257
Total Current Liabilities	604,180	580,531

Long-term debt and obligations under capital leases, less current maturities	535,031	467,239
Convertible long-term debt	—	119,000
Other long-term liabilities	60,233	57,481
Deferred income taxes	—	2,937
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557
Additional paid-in capital	289,384	288,098
Retained earnings	463,797	481,926
Accumulated other comprehensive loss	(9,380)	(3,565)

Less cost of shares in treasury — 12,427,687 shares and 12,152,968 shares	185,339	181,187
Less cost of shares in benefits trust — 2,195,270 shares	59,264	59,264
Total Stockholders’ Equity	567,755	594,565
Total Liabilities and Stockholders’ Equity	$1,767,199	$1,821,753

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

	Fifty-three Weeks Ended	Fifty-two weeks ended
	February 3, 2007	January 28, 2006

Cash Flows from Operating Activities:
Net loss	$(2,549)	$(37,528)
Adjustments to reconcile net loss to net cash provided by continuing operations:
Net loss (earnings) from discontinued operations	738	(292)
Depreciation and amortization	88,476	79,887
Cumulative effect of change in accounting principle, net of tax	(189)	2,021
Accretion of asset disposal obligation	269	109
Loss on defeasance of convertible debt	755	—
Stock compensation expense	3,051	2,049
Cancellation of vested stock options	(1,056)	—
Deferred income taxes	(8,316)	(27,792)
Net gain from reduction in asset retirement liability	—	(1,815)
Gain from sales of assets	(15,297)	(4,826)
Loss from asset impairment	840	4,200
Gain from derivative valuation	(5,568)	—
Excess tax benefits from stock based awards	(95)	—
Increase in cash surrender value of life insurance policies	(2,143)	(3,389)
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	21,828	15,166
(Increase) decrease in merchandise inventories	9,250	(13,532)
Increase (decrease) in accounts payable	3,549	(49,041)
Increase (decrease) in accrued expenses	(4,165)	(18,864)
Increase in other long-term liabilities	2,093	16,760
Net cash provided (used) by continuing operations	91,471	(36,887)
Net cash used in discontinued operations	(1,258)	(1,500)
Net Cash Provided (Used) by Operating Activities	90,213	(38,387)

Cash Flows from Investing Activities:
Cash paid for property and equipment	(50,212)	(85,945)
Proceeds from sales of assets	17,542	4,043
Proceeds from sales of assets held for disposal		6,913
Life insurance proceeds received (paid)	(24,669)	24,655
Premiums paid on life insurance policies	—	(605)
Net cash used in continuing operations	(57,339)	(50,939)
Net cash provided by discontinued operations	—	916
Net Cash Used in Investing Activities	(57,339)	(50,023)

Cash Flows from Financing Activities:
Net (payments) borrowings under line of credit agreements	(48,569)	57,985
Excess tax benefits from stock based awards	95	—
Net borrowings on trade payable program liability	2,834	11,156
Payments for finance issuance costs	—	(5,150)
Proceeds from issuance of note	121,000	200,000
Reduction of long-term debt	(2,263)	(183,459)
Reduction of convertible debt	(119,000)	—
Payments on capital lease obligations	(227)	(383)
Dividends paid	(14,757)	(14,686)
Repurchase of common stock	—	(15,562)
Proceeds from exercise of stock options	722	3,071
Proceeds from dividend reinvestment plan	894	961
Net Cash (Used in) Provided by Financing Activities	(59,271)	53,933
Net Decrease in Cash	(26,397)	(34,477)
Cash and Cash Equivalents at Beginning of Period	48,281	82,758
Cash and Cash Equivalents at End of Period	$21,884	$48,281

Supplemental Disclosure of Cash Flow Information:
Non-cash investing activities:
Accrued purchases of property and equipment	$3,691	$6,138
Non-cash financing activities:
Equipment capital leases	$84	$789

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	(in thousands, except per share data)

	Fourteen weeks ended	Thirteen weeks ended	Fifty-three weeks ended	Fifty-two weeks ended
	February 3, 2007	January 28, 2006	February 3, 2007	January 28, 2006

(a) Net earnings (loss) from continuing operations Before Cumulative Effect of Change in Accounting Principle	$8,110	$(22,869)	$(2,000)	$(35,799)

Discontinued Operations, Net of Tax	(400)	289	(738)	292

Cumulative Effect of Change in Accounting Principle, Net of Tax	6	(2,021)	189	(2,021)

Net Earnings (Loss)	$7,716	$(24,601)	$(2,549)	$(37,528)

(b) Average number of common shares outstanding during period	54,274	54,180	54,266	54,794

Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	321	—	—	—

(c) Average number of common shares assumed outstanding during period	54,595	54,180	54,266	54,794

Basic Earnings (Loss) per Share:
Net Earnings (Loss) From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$0.15	$(0.42)	$(0.04)	$(0.65)
Discontinued Operations, Net of Tax	(0.01)	—	(0.01)	—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	(0.04)	—	(0.04)
Basic Earnings (Loss) per Share	$0.14	$(0.46)	$(0.05)	$(0.69)

Diluted Earnings (Loss) per Share:
Net Earnings (Loss) From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$0.15	$(0.42)	$(0.04)	$(0.65)
Discontinued Operations, Net of Tax	(0.01)	—	(0.01)	—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	(0.04)	—	(0.04)
Diluted Earnings (Loss) per Share	$0.14	$(0.46)	$(0.05)	$(0.69)

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Fourteen weeks ended	Thirteen weeks ended	Fifty-three weeks ended	Fifty-two weeks ended
	February 3, 2007	January 28, 2006	February 3, 2007	January 28, 2006
Capital expenditures	$28,054	$24,701	$53,903	$92,083

Depreciation and amortization	$25,930	$20,604	$88,476	$79,887

Non-operating income:
Net rental revenue	$518	$564	$2,268	$1,634
Investment income	1,280	340	5,030	1,117
Other (expense) income	(69)	246	(275)	1,146

Total	$1,729	$1,150	$7,023	$3,897

Comparable sales percentages (A)(B):
Merchandise	-1.5%	0.7%	-0.5%	-0.2%
Service	2.0%	-4.3%	1.3%	-6.1%
Total	-0.9%	-0.2%	-0.2%	-1.3%

Total square feet of retail space (including service centers)			12,167,089	12,167,089

Total Store Count			593	593

Sales and Gross Profit by Line of Business (A)(C):

Retail Sales	$347,364	$332,901	$1,352,395	$1,356,784
Service Center Revenue	238,782	217,580	919,766	881,245
Total Revenues	$586,146	$550,481	$2,272,161	$2,238,029

Gross Profit from Retail Sales	$98,094	$78,173	$381,247	$343,860
Gross Profit from Service Center Revenue	51,989	32,239	190,509	163,407
Total Gross Profit	$150,083	$110,412	$571,756	$507,267

Comparable Sales Percentages (A)(B):

Retail Sales	-2.2%	0.6%	-1.9%	0.6%
Service Center Revenue	1.0%	-1.3%	2.4%	-3.9%
Total Revenues	-0.9%	-0.2%	-0.2%	-1.3%

Gross Profit Percentage by Line of Business (A)(C):

Gross Profit Percentage from Retail Sales	28.2%	23.5%	28.2%	25.3%
Gross Profit Percentage from Service Center Revenue	21.8%	14.8%	20.7%	18.5%
Total Gross Profit Percentage	25.6%	20.1%	25.2%	22.7%

(A) Retail Sales include DIY and Commercial sales.  Service Center Revenue includes revenue from labor and installed parts and tires.

(B)  Revenue earned during the week ending February 3, 2007 is considered “non-comparable” and, accordingly, excluded from the calculation of comparable sales percentages.

(C) Sales and Gross Profit represent fourteen and fifty-three weeks ending February 3, 2007 and thirteen and fifty-two weeks ending January 28, 2006.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION (continued)	(dollar amounts in thousands)

Adjustments

In the fourth quarter of 2005 we completed the restructuring of substantially all of our vendor agreements to provide flexibility in how we use vendor support funds. Previously, the vendor agreements required us to use certain vendor support funds exclusively for promotions and to partially offset certain other direct expenses. Under EITF No. 02-16, these types of allowances are to be netted against the appropriate expenses they offset, once it is determined that the allowances are for specific, identifiable and incremental expenses.  Under the restructured contracts it is not possible to make this determination.  Therefore, going forward all vendor support funds will be treated as a reduction of inventories and be recognized as a reduction to Costs of Sales as the inventories are sold, in accordance with EITF No. 02-16.  For the periods below, all previously identified costs which had been netted against Selling, General and Administrative Expenses (SG&A) have been reclassified to Gross Profit from Retail Sales as if the vendor agreements had been restructured as of January 30, 2005 (A).

Certain adjustments have been made to all periods presented to eliminate the impact of unusual or nonrecurring events, in order to make the periods more comparable (B).  Both periods of 2005 remove the effect of a fourth-quarter write-down of certain commercial sales information system  assets ($4,200).

Please see the table below illustrating the effect of these adjustments on both the fourteen and fifty-three week periods ended February 3, 2007 and the thirteen and fifty two weeks ended January 28, 2006 (presented in Line of Business format), assuming that such changes had been in effect during such periods.

STATEMENTS OF OPERATIONS

GAAP Format

	Thirteen weeks ended						Thirteen weeks ended		Fourteen weeks ended
	January 28, 2006		ADJUSTMENTS				January 28, 2006		February 3, 2007
	ACTUAL		(A)		(B)		AS ADJUSTED		ACTUAL
		%		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$111,157	24.3	$8,774	1.9	$—	—	$119,931	26.2	$142,378	29.5
Gross Profit from Service Revenue	(745)	(0.8)	—	—	—	—	(745)	(0.8)	7,705	7.5
Total Gross Profit	110,412	20.1	8,774	1.6	—	—	119,186	21.7	150,083	25.6
Selling, General and Administrative Expenses	127,951	23.2	8,774	1.6	(4,200)	(0.8)	132,525	24.0	141,011	24.1
Gain on Sale of Assets	1,849	0.3					1,849	0.3	9,068	1.5
Operating Profit (Loss)	$(15,690)	(2.9)	$—	—	$4,200	0.8	$(11,490)	(2.1)	$18,140	3.0

	Fifty-two weeks ended						Fifty-two weeks ended		Fifty-three weeks ended
	January 28, 2006		ADJUSTMENTS				January 28, 2006		February 3, 2007
	ACTUAL		(A)		(B)		AS ADJUSTED		ACTUAL
		%		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$476,856	25.7	$35,702	1.9	$—	—	$512,558	27.6	$539,954	28.8
Gross Profit from Service Revenue	30,411	7.9	—	—	—	—	30,411	7.9	31,802	8.0
Total Gross Profit	507,267	22.7	35,702	1.6	—	—	542,969	24.3	571,756	25.2
Selling, General and Administrative Expenses	523,318	23.4	35,702	1.6	(4,200)	(0.2)	554,820	24.8	551,031	24.3
Gain on Sale of Assets	4,826	0.2					4,826	0.2	15,297	0.7
Operating Profit	$(11,225)	(0.5)	$—	—	$4,200	0.2	$(7,025)	(0.3)	$36,022	1.6

Line of Business Format

	Thirteen weeks ended						Thirteen weeks ended		Fourteen weeks ended
	January 28, 2006		ADJUSTMENTS				January 28, 2006		February 3, 2007
	ACTUAL		(A)		(B)		AS ADJUSTED		ACTUAL
		%		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$78,173	23.5	$5,264	1.6	$—	—	$83,437	25.1	$98,094	28.2
Gross Profit from Service Center Revenue	32,239	14.8	3,510	1.6	—	—	35,749	16.4	51,989	21.8
Total Gross Profit	110,412	20.1	8,774	1.6	—	—	119,186	21.7	150,083	25.6
Selling, General and Administrative Expenses	127,951	23.2	8,774	1.6	(4,200)	(0.8)	132,525	24.0	141,011	24.1
Gain on Sale of Assets	1,849	0.3					1,849	0.3	9,068	1.5
Operating Profit (Loss)	$(15,690)	(2.9)	$—	—	$4,200	0.8	$(11,490)	(2.1)	$18,140	3.1

	Fifty-two weeks ended						Fifty-two weeks ended		Fifty-three weeks ended
	January 28, 2006		ADJUSTMENTS				January 28, 2006		February 3, 2007
	ACTUAL		(A)		(B)		AS ADJUSTED		ACTUAL
		%		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$343,860	25.3	$21,421	1.6	$—	—	$365,281	26.9	$381,247	28.2
Gross Profit from Service Center Revenue	163,407	18.5	14,281	1.6	—	—	177,688	20.1	190,509	20.7
Total Gross Profit	507,267	22.7	35,702	1.6	—	—	542,969	24.3	571,756	25.2
Selling, General and Administrative Expenses	523,318	23.4	35,702	1.6	(4,200)	(0.2)	554,820	24.8	551,031	24.6
Gain on Sale of Assets	4,826	0.2					4,826	0.2	15,297	0.7
Operating Profit	$(11,225)	(0.5)	$—	—	$4,200	0.2	$(7,025)	(0.3)	$36,022	1.2